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Exhibit 10.10(c)

AMENDMENT NUMBER 3
TO THE

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST
TRANSFER AND SERVICING AGREEMENT

        THIS AMENDMENT NUMBER 3 TO THE COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST TRANSFER AND SERVICING AGREEMENT dated as of April 1, 2001, (this "Amendment") is among COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, as Issuer (the "Issuer"), a business trust organized under the laws of the State of Nevada, COMPUCREDIT FUNDING CORP., as Transferor (the "Transferor"), COMPUCREDIT CORPORATION, as Servicer (the "Servicer"), and THE BANK OF NEW YORK, as indenture trustee (the "Indenture Trustee"), and amends that Transfer and Servicing Agreement dated as of July 14, 2000 (as amended prior to the date hereof, the "Transfer and Servicing Agreement") also among the Issuer, the Transferor, the Servicer and the Indenture Trustee.

RECITALS

        WHEREAS, the Issuer, the Transferor, the Servicer and the Indenture Trustee have determined that it is appropriate to amend the Transfer and Servicing Agreement as provided herein in accordance with Section 10.01(a) of the Transfer and Servicing Agreement;

        NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

        SECTION 1.    Amendments to the Provisions Relating to the Reassignment of Assets.    The first paragraph of Section 2.06 of the Transfer and Servicing Agreement shall be and hereby is amended to read in its entirety as follows:

          Section 2.06.    Reassignment of Trust Portfolio.    In the event any representation or warranty of a Transferor set forth in Section 2.03(a) or (c) or Section 2.04(a)(i) or (v) is not true and correct in any material respect and such breach has a material adverse effect on the Receivables or Participation Interests conveyed to the Issuer by such Transferor or the availability of the proceeds thereof to the Issuer, then the Indenture Trustee, by notice then given to such Transferor and the Servicer may direct such Transferor to accept a reassignment of the Receivables and any Participation Interests conveyed to the Issuer by such Transferor if such breach and any material adverse effect caused by such breach are not cured within sixty (60) days of such notice (or within such longer period, not in excess of one hundred twenty (120) days, as may be specified in such notice), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; provided, however, that such Receivables and Participation Interests will not be reassigned to such Transferor if, on any day prior to the end of such sixty-day or longer period (i) the relevant representation and warranty shall be true and correct in all material respects as if made on such day and (ii) such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate describing the nature of such breach and the manner in which the relevant representation and warranty has become true and correct.

        SECTION 2.    Amendments Relating to Breach of Servicer Representations and Warranties.    The first paragraph immediately following subparagraph (l) in Section 3.03 shall be and hereby is amended to read in its entirety as follows:

          In the event (x) any of the representations, warranties or covenants of the Servicer contained in paragraphs (h), (i) or (j) of this Section 3.03 with respect to any Receivable or the related Account is breached, and such breach has a material adverse effect on the Issuer's interest in or the collectibility of such Receivable and is not cured within sixty (60) days (or such longer period, not in excess of one hundred twenty (120) days, as may be agreed to by the Indenture Trustee and the Transferor) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of notice of such event given by the Indenture Trustee or the Transferor, or (y) as provided in Section 3.03(k) with respect to any Receivable, all Receivables in the Account or Accounts to which such event relates shall be assigned and transferred to the Servicer on the terms and conditions set forth below.

        SECTION 3.    Transfer and Servicing Agreement in Full Force and Effect as Amended.    Except as specifically amended hereby, all of the terms and conditions of the Transfer and Servicing Agreement shall remain in full force and effect. All references to the Transfer and Servicing Agreement in any other document or instrument shall be deemed to mean such Transfer and Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Transfer and Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Transfer and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Transfer and Servicing Agreement were set forth herein.

        SECTION 4.    Counterparts.    This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

        SECTION 5.    Governing Law.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Transfer and Servicing Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPUCREDIT FUNDING CORP., Transferor
By:	Name: Title:
COMPUCREDIT CORPORATION, Servicer
By:
Name: Ashley L. Johnson Title: Chief Financial Officer
COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, Issuer
By:	Wilmington Trust FSB, not in its individual capacity but solely as Owner Trustee, on behalf of the Trust
By:
Name: Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:	Name: Title:

[Signature Page to Amendment No. 3 to the
Transfer and Servicing Agreement]

Consented to, Accepted and Agreed:

BANK OF AMERICA, N.A, as Agent
By:

Name: Title:
FIRST UNION SECURITIES, INC., a Delaware corporation, as Deal Agent
By:

Name: Title:
FIRST UNION NATIONAL BANK, a national banking association, as Liquidity Agent
By:

Name: Title:
SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation, as Deal Agent
By:

Name: Title:
SUNTRUST BANK, a national banking association, as Liquidity Agent
By:

Name: Title:
BARCLAYS BANK PLC, as Administrative Agent
By:

Name: Title:

[Consents Page to Amendment No. 3 to
the Transfer and Servicing Agreement]

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AMENDMENT NUMBER 3 TO THE COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST TRANSFER AND SERVICING AGREEMENT